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                                                                   EXHIBIT 10.24

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                                  HSBC BANK USA

                                       AND

                        THE NEW YORK MORTGAGE COMPANY LLC

                   ------------------------------------------

                                  THIRD AMENDED
                          CREDIT AND SECURITY AGREEMENT

                   ------------------------------------------

                          Dated as of November 13, 2001

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                  THIRD AMENDED CREDIT AND SECURITY AGREEMENT

         THIS AGREEMENT, dated as of the Agreement Date between THE NEW YORK MORTGAGE COMPANY LLC, a New York limited liability company with offices at 304 Park Avenue South, New York, New York 10010 (the "Company"), and HSBC BANK USA, a banking corporation organized under the laws of the State of New York, with offices at c/o Mortgage Warehouse Lending Department, One HSBC Center, 27th Floor, Buffalo, New York 14203 ("HSBC"), evidences:

                                  INTRODUCTION

         This Agreement amends the Credit and Security Agreement between the Company and HSBC dated as of March 30, 2001, as previously amended by First Amended Credit and Security Agreement dated as of May 24, 2001 and Second Amended Credit and Security Agreement dated as of June 18, 2001 (together, "Prior Agreement") by increasing the Credit Amount to $30,000,000.00 and changing certain other terms and conditions. Capitalized terms not otherwise defined herein have the meanings given them in the Prior Agreement,

                                   AGREEMENTS:

         1.       The following definitions are amended to read as follows:

                  Agreement Date: November 13, 2001.

                  Credit Amount: THIRTY MILLION AND NO/100 DOLLARS. ($30,000,000,00).

                  Credit Note: The Company's Third Amended Credit Note to HSBC dated as of the Agreement Date.

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                                      - 2 -

         2.       Section 6.18 A, is amended to read as follows:

                  "6.18    Financial Covenants.

                           A.       Adjusted Net Worth. Maintain a minimum
Adjusted Net Worth of at least THREE MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($3,800,000.00).

         3. Except as modified herein, the Prior Agreement is ratified and confirmed. Borrower disclaims any offsets, defenses or counterclaims respecting its obligations under the Prior Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and their corporate seals to be hereunto affixed, all as of the Agreement Date.

                                        THE NEW YORK MORTGAGE COMPANY LLC

                                        BY: /s/ Steven Schnall
                                            -----------------------------------
                                            Steven Schnall, Member

                                        HSBC BANK USA

                                        BY: /s/ James A. Noyes
                                            -----------------------------------
                                            James A. Noyes, Vice President

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                                      - 3 -

STATE OF NY        )
                   ) SS.:
COUNTY OF NEW YORK )

         On the    day of November, 2001, before me, the undersigned, a notary public in and for said state, personally appeared Steven Schnall, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                /s/ DANIELLE S. MENNIN
                                                -------------------------------
                                                         Notary Public

                                                    DANIELLE S. MENNIN
                                                       NOTARY PUBLIC
                                                     STATE OF NEW YORK
                                                       #02ME6005356
                                                     EXPIRES 4/13/2002

STATE OF PENNSYLVANIA )
                      ) SS.:
COUNTY OF MONTGOMERY  )

         On the 14th day of November, 2001, before me, the undersigned, a notary public in and for said state, personally appeared James A. Noyes, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                             /s/ JoAnn Gerhart
                                             -----------------------------------
                                                Notary Public

                                                    Notarial Seal
                                            JoAnn Gerhart, Notary Public
                                        Upper Merion Twp., Montgomery County
                                         My Commission Expires Apr. 22, 2002
                                    Member, Pennsylvania Association of Notaries